UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 27, 2004

                             EVERGREENBANCORP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

           000-32915                                      91-2097262
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    (Commission File Number)                  (IRS Employer Identification No.)


301 Eastlake Avenue East, Seattle, Washington                    98109
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  (Address of Principal Executive Offices)                    (Zip Code)

                                  206/628-4250
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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
Item 2.02       Results of Operations and Financial Condition.

     On October 27, 2004, Registrant issued a press release announcing financial results for the third quarter ended September 30, 2004. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
     The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

     (c)          The following exhibit is furnished as part of this Form 8-K.

                  Exhibit No.              Description
                  --------------------------------------------------------------
                  99.1                     Press Release, dated October 27, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EVERGREENBANCORP, INC.

Dated:   October 28, 2004
                                 By:/s/ William G. Filer
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                                    William G. Filer
                                    Sr. Vice President & Chief Financial Officer


                                 EXHIBIT INDEX


Exhibit No.                      Exhibit
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  99.1                           Press Release, dated October 27, 2004






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